Note 1 - Basis of Presentation and General Information - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Jun. 30, 2025	May 06, 2025	Dec. 31, 2024	Jun. 30, 2024
Cash and cash equivalents	$ 442,703	$ 131,791	$ 656,880	$ 656,880
Restricted cash – current portion	20,523		17,203	17,203
Restricted cash – non-current portion	42,356		$ 45,922	45,922
Total cash, cash equivalents and restricted cash	$ 505,582			$ 720,005